Exhibit 10.04

AMENDMENT NUMBER ONE TO THE WEST CORPORATION

STOCKHOLDER AGREEMENT

This Amendment Number One (the “Amendment”) to the Stockholder Agreement of West Corporation, a Delaware corporation (the “Company”) is made as of April 12, 2011 by and among:

(i)	the Company;

(ii)	Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P., THL Equity Fund VI Investors (West), L.P., THL Coinvestment Partners, L.P., Putnam Investments Holdings, LLC, Putnam Investments Employees’ Securities Company III LLC, THL Equity Fund VI Investors (West) HL, L.P., and each Affiliate of such Persons executing this Agreement from time to time and listed as a THL Investor on the signature pages hereto (collectively, the “THL Investors”);

(iii)	Quadrangle Capital Partners II LP, Quadrangle Capital Partners II-A LP and Quadrangle Select Partners II LP, and each other Affiliate of such entities executing this Agreement from time to time and listed as a Quadrangle Investor on the signature pages hereto (collectively, the “Quadrangle Investors” and, together with the THL Investors and the Quadrangle Investors, the “Investors”); and

(iv)	Gary L. West and Mary E. West (the “Founders”).

Recitals

A. The Company, the Investors, the Founders and the Managers are party to the Stockholder Agreement, dated as of October 24, 2006, with respect to their ownership of shares of Common Stock of the Company (the “Stockholder Agreement”).

B. In order to clarify the terms of certain estate planning provisions of the Stockholder Agreement, the parties have agreed to amend the Stockholder Agreement as provided herein.

Amendment

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Section 3.2.2 of the Stockholder Agreement is amended and restated to read as follows:

3.2.2.	Estate Planning. Any holder of Shares who is a natural Person may Transfer any or all of such Shares (a) to, or for the benefit of, any member or members of the Immediate Family of such holder or (b) to a trust or entity formed for estate planning purposes or to a private foundation for the benefit of such holder and/or any member or members of the Immediate Family of such holder so long as such holder or a member of the Immediate Family of such holder serves as trustee for such trust or in an equivalent capacity with respect to any such private foundation or other entity and provided that the trust instrument or other documents governing such trust, private foundation or other entity provides that such holder (or a member of the Immediate Family of such holder), as trustee (or equivalent), shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement or until the death of such holder (any such Transferee pursuant to (a) or (b), a “Section 3.2.2 Transferee”), and any such Section 3.2.2 Transferee may Transfer any or all of such Shares to the prior holder of the Shares or to any natural Person, trust or private foundation to whom or to which the prior holder of the Shares would be (or would have been at the time of the Transfer to the Section 3.2.2 Transferee) permitted to Transfer Shares pursuant to this Section 3.2.2.

2.	This Amendment and all claims arising out of or based upon this Amendment or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

3.	Capitalized terms used herein and not otherwise defined shall have the meanings for such terms as set forth in the Stockholder Agreement.

4.	In all other respects, the terms and conditions of the Stockholder Agreement remain unchanged.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

THE COMPANY:	WEST CORPORATION

/s/ David C. Mussman
	Name:	David C. Mussman
	Title:	Executive Vice President, Secretary
and General Counsel

THL INVESTORS:	THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors, VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

THL EQUITY FUND VI INVESTORS (WEST), L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its managing partner
By: Putnam Investments, LLC, its managing member

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

THL EQUITY FUND VI INVESTORS (WEST) HL, L.P.
By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner

/s/ Charles Holden
Name: Charles Holden
Title: Managing Director/Chief Financial Officer

QUADRANGLE INVESTORS:

QUADRANGLE CAPITAL PARTNERS II LP

By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber
Title: President and Managing Principal

QUADRANGLE CAPITAL PARTNERS II-A LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber
Title: President and Managing Principal

QUADRANGLE SELECT PARTNERS II LP
By: Quadrangle GP Investors II LP, its general partner
By: QCP GP Investors II LLC, its general partner

/s/ Michael Huber
Name: Michael Huber
Title: President and Managing Principal

THE FOUNDERS:	/s/ Gary West
Name: Gary L. West, individually

/s/ Mary West
Name: Mary E. West, individually